Ex. 99.906

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended November 30, 2004 of The IPS Funds.

I Greg D'Amico the President of the company, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 8, 2005


                                       /s/ Greg D'Amico
                                       -----------------------------------------
                                       Greg D'Amico
                                       President

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This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended November 30, 2004 of The IPS Funds.

I Robert Loest, the Treasurer of the company, certify that:

      (iii) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (iv) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 8, 2005


                                        /s/ Robert Loest
                                        ----------------------------------------
                                        Robert Loest
                                        Treasurer